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                                                                    Exhibit 99.1




LANVISION SYSTEMS, INC.
News Release of LanVision Systems, Inc. Dated May 23, 2005


NEWS RELEASE
Visit our web site at: www.lanvision.com

                             LANVISION SYSTEMS, INC.

                                                                COMPANY CONTACT:
                                                             PAUL W. BRIDGE, JR.
                                                         CHIEF FINANCIAL OFFICER
                                                                  (513) 794-7100

FOR IMMEDIATE RELEASE

LANVISION SYSTEMS, INC. REPORTS FIRST QUARTER 2005 RESULTS

Cincinnati, Ohio, May 23, 2005 --- LanVision Systems, Inc. (Nasdaq: LANV), which does business under the name Streamline Health, today announced the operating results for the first quarter ended April 30, 2005.

Revenues for the first quarter were $2.7 million, compared with $2.6 million in the comparable prior period.

The operating loss for the first quarter was $254 thousand, compared with an operating loss of $42 thousand in the first quarter of last year. The increased operating loss is a result of the planned increased investment in people and technology during fiscal 2005 to enable the company to achieve the planned 20-25% annual revenue growth for fiscal 2005 and beyond.

The net loss for the first quarter was $277 thousand, or $0.03 per basic and diluted share, when compared with a net loss of $421 thousand, or $0.05 per basic and diluted share in the first quarter of last year. The net loss declined because of the substantial decline in interest expense this quarter when compared with the prior comparable quarter as a result of the retirement of the high interest rate debt in July 2004. Both the operating and net loss was in line with management's expectations.

The Company accomplished the following milestones during its first quarter:

     o SECURED TWO REMOTE HOSTING CONTRACT RENEWALS VALUED AT APPROXIMATELY $6.3 MILLION OVER THE TERMS OF THE AGREEMENTS,


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     o    SIGNED A NEW CONTRACT WITH OREGON HEALTH & SCIENCE UNIVERSITY FOR AN
          UNLIMITED USE ENTERPRISE WORKFLOW AND DOCUMENT MANAGEMENT LICENSE FOR THE REPLACEMENT OF THEIR EXISTING DOCUMENT MANAGEMENT SOLUTION ACROSS THEIR ENTIRE ENTERPRISE,

     o ANNOUNCED A PARTNERSHIP WITH IBM TO DEVELOP INTEGRATED, OPEN SOLUTIONS FOR MUTUAL HEALTHCARE CUSTOMERS, AND

     o WAS SELECTED AS THE VENDOR OF CHOICE FOR AN ENTERPRISE-WIDE LICENSE, VALUED AT ALMOST $2 MILLION AND WHICH WE ANTICIPATE CLOSING IN THE SECOND QUARTER, FOR STREAMLINE HEALTH'S HEALTH INFORMATION MANAGEMENT, PATIENT FINANCIAL SERVICES, SUPPLY CHAIN MANAGEMENT AND HUMAN RESOURCE WORKFLOW AND DOCUMENT MANAGEMENT SOLUTIONS THROUGHOUT A LARGE INTEGRATED DELIVERY NETWORK.

J. Brian Patsy, president and chief executive officer, stated, "Traditionally, our annual revenues are back-end loaded and our first quarter is the most challenging of the year. We believe fiscal 2005 will follow this same historical pattern. "During our first quarter", Mr. Patsy continued, "We began the implementation of our 2005 operating plan which calls for a significant investment in people and technology necessary to take advantage of the market opportunities we see in the health care industry for process improvements through the use of our advanced workflow and document management technologies. Although our plan resulted in increased operating expenses, we believe that this is a strategic investment in the future of the company and the return on this investment will be significant."

Mr. Patsy concluded, "We are very encouraged with the progress the Company has made during the last six months in developing a significantly larger pipeline of qualified prospects. Our stated goal was to double our pipeline of opportunities within the first six months of fiscal year 2005, and we have already exceeded our goal. Accordingly, our efforts are beginning to produce results, and we believe that the momentum is building for the remainder of the year and beyond. We anticipate that we will exceed our first half operating plans, and we should be able to achieve, or potentially exceed, our 2005 operating plans. In this regard, we also announced today that we were selected as the vendor of choice for a major installation of our Health Information Management, Patient Financial Services, Supply Chain Management and Human Resource workflows and document management solutions. This contract, if signed in the second quarter, should enable us to report significantly improved second quarter and first half results."

CONFERENCE CALL INFORMATION

The first quarter conference call will be held at 10:00 a.m. Eastern Time, on Tuesday May 24, 2005. The call will feature remarks from J. Brian Patsy, Chief Executive Officer, William A. Geers, Chief Operating Officer and Paul W. Bridge, Jr., Chief Financial Officer.

To access the call, dial 703-639-1180 approximately five minutes prior to the start of the call. To access the call via the webcast, go to www.lanvision.com before the call is scheduled to begin. The webcast will also be available on our web site for 30 days.


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ABOUT LANVISION SYSTEMS D\B\A STREAMLINE HEALTH

Streamline Health is a leading supplier of workflow and document management tools, applications and services that assist strategic business partners, healthcare organizations, and customers to create and improve operational efficiencies through business process re-engineering and automating demanding document-intensive environments. The company's workflow-based services offer solutions to inefficient and labor-intensive healthcare business processes throughout the revenue cycle, such as chart coding, abstracting and completion, remote physician order processing, pre-admission registration scanning and signature capture, insurance verification, secondary billing services, explanation of benefits processing and release of information processing. The company's solutions also address the document workflow needs of the Human Resource and Supply Chain Management departments of the healthcare enterprise. All solutions are available for purchase or through a remote hosting services model that better matches customers' capital or operating budget needs.

Streamline Health's solutions create a permanent document-based repository of historical health information that is complementary and can be seamlessly integrated with existing disparate clinical, financial and administrative information systems, providing convenient electronic access to all forms of patient information from any location, including access using a web-browser through the Intranet/Internet. These integrated systems allow providers and administrators to link systems with documents, which can dramatically improve the availability of patient information while decreasing direct costs associated with document retrieval, work-in-process, chart processing, document retention, and archiving.

Streamline Health provides remote hosting services to various healthcare providers including University Hospital, a member of The Health Alliance of Greater Cincinnati, and Children's Medical Center of Columbus, OH. In addition, the Company has installed its workflow and document imaging solutions at leading healthcare providers including Stanford Hospital and Clinics, Albert Einstein Healthcare Network, Beth Israel Medical Centers, University of Pittsburgh Medical Center, Medical University Hospital Authority of South Carolina, and Memorial Sloan-Kettering Cancer Center.


For additional information on LanVision, please visit our website at http://www.streamlinehealth.net or www.lanvision.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

STATEMENTS MADE BY LANVISION SYSTEMS, INC. THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED IN THE FORWARD-LOOKING STATEMENTS, INCLUDED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, PRODUCT DEMAND AND MARKET ACCEPTANCE, NEW PRODUCT DEVELOPMENT, KEY STRATEGIC ALLIANCES WITH VENDORS THAT RESELL


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LANVISION PRODUCTS, THE ABILITY OF THE COMPANY TO CONTROL COSTS, AVAILABILITY OF
PRODUCTS PRODUCED FROM THIRD PARTY VENDORS, THE HEALTHCARE REGULATORY ENVIRONMENT, HEALTHCARE INFORMATION SYSTEMS BUDGETS, AVAILABILITY OF HEALTHCARE INFORMATION SYSTEMS TRAINED PERSONNEL FOR IMPLEMENTATION OF NEW SYSTEMS, AS WELL AS MAINTENANCE OF LEGACY SYSTEMS, FLUCTUATIONS IN OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE LANVISION SYSTEMS, INC. FILINGS WITH THE
U. S. SECURITIES AND EXCHANGE COMMISSION. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH REFLECT MANAGEMENT'S ANALYSIS ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISION TO THESE FORWARD-LOOKING
STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

(C)2005 LanVision Systems, Inc., Cincinnati, OH 45242.

                                  TABLES FOLLOW

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


                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                   UNAUDITED                            Three Months Ended
                                                             April 30,
                                                   ------------------------------
                                                       2005              2004
                                                   ------------      ------------

Revenues:
   Systems sales                                   $    140,804      $    286,883
   Services, maintenance and support                  1,799,024         1,721,658
   Application-hosting services                         757,045           633,014
                                                   ------------      ------------
      Total revenues                                  2,696,873         2,641,555

Operating expenses:
   Cost of systems sales                                280,187           358,912
   Cost of services, maintenance and support            761,364           680,245
   Cost of application-hosting services                 250,902           216,648
   Selling, general and administrative                1,056,881           913,468
   Product research and development                     601,657           513,999
                                                   ------------      ------------
      Total operating expenses                        2,950,991         2,683,272
                                                   ------------      ------------
  Operating (loss)                                     (254,118)          (41,717)

Other income (expense):
   Interest income                                       17,794            24,102
   Interest (expense)                                   (40,195)         (403,449)
                                                   ------------      ------------
(Loss) before income taxes                             (276,519)         (421,064)
   Income tax provision (benefit)                            --                --
                                                   ============      ============
Net (loss)                                         $   (276,519)     $   (421,064)
                                                   ============      ============

Basic net (loss) per common share                  $      (0.03)     $      (0.05)
                                                   ============      ============
Diluted net (loss) per common share                $      (0.03)     $      (0.05)
                                                   ============      ============

Number of shares used in basic
per common share computation                          9,087,164         9,035,897
                                                   ============      ============

Number of shares used in diluted
per common share computation                          9,087,164         9,035,897
                                                   ============      ============


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                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                      April 30,
                                                                          ------------------------------
                                                                              2005              2004
                                                                          ------------      ------------
                                     UNAUDITED
                                      Assets
Current assets:
   Cash and cash equivalents (restricted by long-term debt agreement)     $  2,818,347      $  4,511,161
   Accounts receivable, net of allowance for doubtful accounts
      of $200,000 and $400,000, respectively                                 2,643,943         1,864,025
   Unbilled receivables                                                      1,240,979         1,821,384
   Prepaid expenses                                                            414,559           351,913
   Deferred tax assets                                                         309,000                --
                                                                          ------------      ------------
      Total current assets                                                   7,426,828         8,548,483

Property and equipment:
   Computer equipment                                                        1,627,491         2,623,435
   Computer software                                                           865,985           866,430
   Office furniture, fixtures and equipment                                    702,387         1,167,497
   Leasehold improvements                                                      509,767           157,492
                                                                          ------------      ------------
                                                                             3,705,630         4,814,854
  Accumulated depreciation and amortization                                 (2,153,803)       (3,803,357)
                                                                          ------------      ------------
                                                                             1,551,827         1,011,497

Capitalized software development costs,  net of accumulated
    amortization of $3,433,229 and $2,758,478, respectively                  2,156,700         1,781,451
Other, including deferred tax assets                                           701,091           624,300
                                                                          ------------      ------------
                                                                          $ 11,836,446      $ 11,965,731
                                                                          ============      ============

                         Liabilities and stockholders' equity

Current liabilities:
   Accounts payable                                                       $    523,456      $    241,522
   Accrued compensation                                                        342,382           230,752
   Accrued other expenses                                                      710,602           782,404
   Deferred revenues                                                         2,452,096         1,690,746
   Current portion of capitalized leases                                       110,745           223,890
   Current portion of long-term debt                                                --           500,000
   Long-term debt deferred interest                                                 --         3,491,176
                                                                          ------------      ------------
      Total current liabilities                                              4,139,281         7,160,490

Non-current portion of capitalized leases                                           --           110,745
Non-current lease incentives                                                   251,909                --
Long-term debt                                                               2,000,000                --

Stockholders' equity:
   Preferred stock, $0.01 par value per share,
     5,000,000 shares authorized, no shares issued                                  --                --
   Common stock, $0.01 par value per share, 25,000,000 shares
     authorized, 9,093,535 and 9,060,233 shares issued, respectively            90,935            90,602
   Capital in excess of par value                                           35,012,491        34,964,286
   Accumulated (deficit)                                                   (29,658,170)      (30,360,392)
                                                                          ------------      ------------
      Total stockholders' equity                                             5,445,256         4,694,496
                                                                          ------------      ------------
                                                                          $ 11,836,446      $ 11,965,731
                                                                          ============      ============

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